UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, we publicly disseminated a press release announcing certain financial results for the financial quarter ended September 30, 2004.

The foregoing description is qualified in its entirety by reference to our press release dated October 26, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On October 26, 2004, we announced that investigators have, to date, been enrolling angina patients into the potentially approval-enabling study of Ranexa (ERICA – Evaluation of Ranolazine In Chronic Angina) ahead of schedule. Should the current rate of enrollment continue, we now expect that patient enrollment should be completed by the end of the first quarter of 2005 and data could then be available late in the second quarter or early in the third quarter of 2005.

The foregoing description is qualified in its entirety by reference to our press release dated October 26, 2004, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Forward-Looking Statements. This report may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future clinical or product development, financial performance or regulatory review of our potential products. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release Regarding Financial Results dated October 26, 2004.

99.2	Press Release Regarding ERICA Enrollment dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004	CV THERAPEUTICS, INC.

	By:	/s/ DANIEL K. SPIEGELMAN
Daniel K. Spiegelman
Senior Vice President and Chief Financial Officer
(Principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Regarding Financial Results dated October 26, 2004.

99.2	Press Release Regarding ERICA Enrollment dated October 26, 2004.